SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                    ----------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)            December 9, 1996


               Prudential Securities Secured Financing Corporation
             (Exact name of registrant as specified in its charter)


          Delaware                      333-16511                13-3526694
(State or other jurisdiiction of        (Commission              (IRS Employer
incorporation)                          File Number)             ID Number

One New York Plaza, New York, New York                           10292
(Address of principal executive offices)                        (Zip Code)

Registrant's Telephone Number,
including area code:                                           (212)214-7435



                                    No Change
(Former name or former address, if changed since last report)

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Item 5.  Other Events

     This Current Report on Form 8-K is being filed to file a copy of the Computational Materials (as defined below) of Prudential Securities Incorporated (the "Underwriter") in connection with the issuance by Life Financial Services Trust 1996-1 of Life Financial Services Trust 1996-1 Mortgage Pass-Through Certificates, Series 1996-1. The term "Computational Materials" shall have the meaning given in the No-Action Letter of May 20, 1994 issued by the Securities and Exchange Commission (the "SEC") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as made applicable to other issuers and underwriters by the Commission in response to the request of the Public Securities Association dated May 24, 1994, and the supplemented in the No-Action Letter of February 17, 1995 issued by the SEC to the Public Securities Association.


Item 7.  Exhibits

     Exhibit No. 99.1 Computational Materials of Prudential Securities Incorporated.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                          PRUDENTIAL SECURITIES SECURED
                          FINANCING CORPORATION


                          By:    /s/  Len Blum
                          Name:  Len Blum
                          Title: Vice President


Dated:  December 12, 1996